                                                                       (d)(4)(i)

                               AMENDED SCHEDULE A

                                     TO THE

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC

                                       AND

                       AELTUS INVESTMENT MANAGEMENT, INC.

                                                                       ANNUAL SUB-ADVISORY FEE
                NAME OF FUND*                               (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------               ---------------------------------------------
ING GET U.S. Core Portfolio - Series 1                                 0.1125% Offering Period
                                                                       0.270% Guarantee Period

ING GET U.S. Core Portfolio - Series 2                                 0.1125% Offering Period
                                                                       0.270% Guarantee Period

ING GET U.S. Core Portfolio - Series 3                                 0.1125% Offering Period
                                                                       0.270% Guarantee Period

ING GET U.S. Core Portfolio - Series 4                                 0.1125% Offering Period
                                                                       0.270% Guarantee Period

ING GET U.S. Core Portfolio - Series 5                                 0.1125% Offering Period
                                                                       0.270% Guarantee Period

ING GET U.S. Core Portfolio - Series 6                                 0.1125% Offering Period
                                                                       0.270% Guarantee Period

ING GET U.S. Opportunity Portfolio - Series 1                          0.1125% Offering Period
                                                                       0.3375% Guarantee Period

ING GET U.S. Opportunity Portfolio - Series 2                          0.1125% Offering Period
                                                                       0.3375% Guarantee Period

ING VP Worldwide Growth Portfolio                                              0.4500%

* This Amended Schedule A to the Sub-Advisory Agreement will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.